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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K





                          CURRENT REPORT




             Pursuant to Section 13 or Section 15(d)
              of the Securities Exchange Act of 1934




                Date of Report - February 10, 1998



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
      (Exact name of Registrant as specified in its Charter)



       New York                 1-3268            14-0555980
____________________________  ________________   _____________
(State or other jurisdiction  (Commission File   (IRS Employer
  of incorporation number)     Identification)     Number)


284 South Avenue, Poughkeepsie, New York          12601-4879
________________________________________          __________
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (914) 452-2000





            CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Item 5.  Other Events.

    Amended Settlement Agreement

    Reference is made to Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1997 ("Annual Report"), and Part II thereof under the caption "Competition/Deregulation" in Item 7 thereof, and to the caption "Amended Settlement Agreement" in Note 1 of the Notes to Consolidated Financial Statements contained in Item 8 thereof for a discussion of the settlement negotiations undertaken as part of the Public Service Commission of the State of New York's ("PSC") Competitive Opportunities Proceeding and the Amended Settlement Agreement entered into by the Registrant, the PSC Staff and certain other interested parties as part of such Proceeding.

    By an abbreviated order, issued and effective February
19, 1998 ("Order"), the PSC has adopted the terms of said Amended
Settlement Agreement (which then became effective on that date), subject to certain modifications and conditions as set forth in the Order. Such modifications and conditions include the following:

    a) The PSC has reserved its authority to require an auction and transfer of Registrant's fossil-fueled electric generating assets referred to in said Amended Settlement
Agreement prior to June 30, 2001, if such accelerated auction and transfer is found by the PSC to be in the public interest.

    b) The PSC directed the PSC Staff to report to the PSC recommendations to assure that Registrant does not incur imprudent generation costs which could be avoided by such divestiture of fossil-fueled electric generating assets prior to June 30, 2001.

    c) "Strandable costs" of the Registrant as proposed in Amended Settlement Agreement have been clarified to be those "production expenditures of the [Registrant] made in fulfilling its obligation to serve and provide safe, reliable electric service to customers within its franchise territory which are not expected to be recoverable in a competitive electricity market
 ..."

    d) The PSC has added a provision dealing with mergers and acquisitions; namely, pursuant to a petition filed jointly or individually by the Registrant, the Registrant shall have the flexibility to retain, on a cumulative basis, all savings associated with an acquisition or merger with another utility for a period of five years from the date of closing of any such merger or acquisition up to the amount of acquisition premium paid over the lesser of book value or fair market value of assets merged or acquired. Savings in the excess of the recovery will be disposed of by order of the PSC.

    The modifications and conditions contained in the Order were unconditionally accepted by letter of Registrant dated, February 26, 1998, and the parties to said Amended Settlement Agreement entered into a modification of said Agreement, dated February 26, 1998, to reflect the terms of the Order.

    Filed herewith as Exhibit 10(1) and incorporated herein by reference is the Order.

    Filed herewith as Exhibit 10(2) is said modifications of said Amended and Restated Settlement Agreement and is incorporated herein by reference.

    Filed herewith as Exhibit 99(1) and incorporated herein by reference is a copy of Registrant's acceptance of said Order.

    Consent of Independent Accountants

    Reference is made to Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1997 ("Annual
Report"), filed with the Commission on February 10, 1998.

    Filed herewith as Exhibit 99 (2) and incorporated herein by reference is the Consent, dated February 10, 1998 of Registrant's independent accountants, Price Waterhouse LLP, to the incorporation by reference in the Prospectus constituting part of the Registration Statement, on Form S-3 (Registration No. 333-11521), relating to Central Hudson Gas & Electric Corporation's Stock Purchase Plan, of its report dated January 23, 1998 (except as to Note 1 of the Consolidated Financial Statements which is as of February 4, 1998), appearing in the Annual Report, and its consent to the reference to it under the heading "Legal Opinions and Experts" in such Prospectus.


Item 7.  Financial Statements and Exhibits.

    (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
   Item 601
  Designation)
__________________





                             Exhibits

    (10)(1) Order of the Public Service Commission of the
    State of New York, issued and effective February 19,
    1998, adopting the terms of the Registrant's Amended
    Settlement Agreement, subject to certain modifications and conditions, as discussed in Part II of Registrant's
    Annual Report, on Form 10-K, for the fiscal year ended
    December 31, 1997, under the caption
    "Competition/Deregulation" in Item 7 of such Report and
    Note 1 of the Notes to Consolidated Financial
    Statements contained in Item 8 of such Report.

    (10)(2) Modification to the Amended and Restated
    Settlement Agreement, dated February 26, 1998, signed by the Registrant, the staff of the Public Service
    Commission of the State of New York, the New York State
    Consumer Protection Board and Pace Energy Project.

    (99)(1) Registrant's acceptance, dated February 26,
    1998, of the Order of the Public Service Commission of the State of New York, issued and effective February
    19, 1998, adopting the terms of Registrant's Amended and Restated Settlement subject to modifications and conditions.

    (99)(2) Consent of the independent accountants of Registrant, Price Waterhouse LLP, to the incorporation by reference in the Prospectus constituting part of the Registration Statement, on Form S-3 (Registration No.
    333-11521), relating to Central Hudson Gas & Electric
    Corporation's Stock Purchase Plan, of its report dated
    January 23, 1998 (except as to Note 1 of the
    Consolidated Financial Statements which is as of February 4, 1998), appearing in Registrant's Annual
    Report, on Form 10-K, for the fiscal year ended
    December 31, 1997 and its consent to the reference to it under the heading "Legal Opinions and Experts" in such Prospectus.

                          EXHIBIT INDEX

    Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
    Item 601
  Designation
_______________

    (10)(1) Order of the Public Service Commission of the
State of New York, issued and effective February 19, 1998, adopting the terms of the Registrant's Amended and Restated Settlement Agreement, subject to certain modifications and conditions, as discussed in Part II of Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1997, under the caption "Competition/Deregulation" in Item 7 of such Report and Note 1 of the Notes to Consolidated Financial Statements contained in Item 8 of such Report.

    (10)(2) Modification to the Amended and Restated
Settlement Agreement, dated February 26, 1998, signed by the
Registrant, the staff of the Public Service Commission of the State of New York and the New York State Consumer Protection
Board.

    (99)(1) Registrant's acceptance, dated February 26,
1998, of the Order of the Public Service Commission of the State of New York, issued and effective February 19, 1998, adopting the terms of Registrant's Amended and Restated Settlement subject to modifications and conditions.


    (99)(2) Consent, dated February 10, 1998 of the independent accountants of Registrant, Price Waterhouse, LLP, to the incorporation by reference in the Prospectus constituting part of the Registration Statement, on Form S-3 (Registration No. 333-11521), relating to Central Hudson Gas & Electric Corporation's Stock Purchase Plan, of its report dated January 23, 1998 (except as to Note 1 of the Consolidated Financial Statements which is as of February 4, 1998), appearing in Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1997 and its consent to the reference to it under the heading "Legal Opinions and Experts" in such Prospectus.

                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                              (Registrant)



              By:      (SGD.)DONNA S. DOYLE
                             DONNA S. DOYLE
                               Controller


Dated: February 27, 1998

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